                                  Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement (No. 333-91676) of CACI International Inc on Form S-8 of our report dated June 27, 2002, appearing in the Annual Report on Form 11-K of the CACI $MART Plan for the year ended December 31, 2002.

                                                      /s/ Deloitte & Touche LLP

McLean, Virginia
June 25, 2003

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